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                                                                    EXHIBIT 23.6




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this amendment to the Registration Statement on Form S-3 Amendment No. 1 (No. 333-19139) of Metrocall, Inc., of our report dated February 3, 1995, except as to the first paragraph of
Note 8 for which the date is August 31, 1995, relating to the consolidated financial statements of Network Paging Corporation.


                                /s/ PRICE WATERHOUSE LLP

                                    PRICE WATERHOUSE LLP


Tampa, Florida
June 16, 1997